 Exhibit 99.1

AMENDMENT NO. 1 TO
STOCKHOLDER AGREEMENT

This AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT (the “Amendment”) is entered into as of April 20, 2009, by and between Maguire Properties, Inc., a Maryland corporation (the “Company”), on the one hand, and JMB Capital Partners Master Fund L.P., a Cayman Islands limited partnership, Smithwood Advisers, L.P., a California limited partnership, Smithwood General Partner, LLC, a California limited liability company, and Smithwood Partners, LLC, a California limited liability company (all parties other than the Company collectively, the “Stockholder Group”), on the other hand.  The Company and the Stockholder Group are referred to herein sometimes individually as a “Party” and collectively as the “Parties.”

RECITALS

A.          The Company and the Stockholder Group entered into that certain Stockholder Agreement, dated as of July 28, 2008 (the “Stockholder Agreement”), pursuant to which, among other things, the Parties set forth certain agreements concerning the composition of the Board of Directors of the Company (the “Board”) and the Company’s 2008 Annual Meeting.

B.   Pursuant to Section 1(c) of the Stockholder Agreement, the Parties agreed that the Company’s 2009 Annual Meeting of Stockholders (the “2009 Annual Meeting”) would not be held prior to October 2, 2009.

C.   The Parties desire to accelerate the timing of the 2009 Annual Meeting to July 2009.

D.   In order to reflect the acceleration of the 2009 Annual Meeting, the Parties desire to amend Section 1(c) of the Stockholder Agreement.

E.   Capitalized terms used but not defined herein shall have the meanings given to them in the Stockholder Agreement.

NOW THEREFORE, in consideration of the foregoing, the Parties agree as follows:

AGREEMENT

1.           Annual Meeting Date.  The Parties agree to amend the Stockholder Agreement by restating the last sentence of Section 1(c) in its entirety as follows:

“The parties agree that the 2009 Annual Meeting shall be held at a date in July 2009 set by the Board.”

2.           Governing Law.  The validity, interpretation and effect of this Amendment are governed by and shall be construed in accordance with the laws of the State of California applicable to contracts made and performed in such State and without regard to conflicts of law doctrines except to the extent that certain matters are preempted by Federal law or are governed by the law of the jurisdiction of organization of the respective Parties.

3.           Counterparts.  This Amendment may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument.

4.           Full Force and Effect.  Each Party confirms that the Stockholder Agreement is in full force and effect and remains a binding obligation of the Parties.

5.           No Obligation for Other Amendments.  This Amendment is intended to be a part of, and will serve as a valid written amendment to, the Stockholder Agreement as required by Section 24 thereof.  Except as otherwise set forth in this Amendment, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Stockholder Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGE FOLLOWS]

           IN WITNESS WHEREOF, the Parties hereto have executed this Stockholder Agreement as of the date first set forth above.

MAGUIRE PROPERTIES, INC.,		JMB Capital Partners Master Fund L.P.,
a Maryland corporation		a Cayman Island limited partnership

By:	/s/ NELSON C. RISING	By:	Smithwood Partners, LLC,
Its:	President and CEO	Its:	General Partner

		By:	/s/ JONATHAN BROOKS
		Name:	Jonathan Brooks
		Its:	Managing Member

Smithwood Advisers, L.P.,
a California limited partnership

		By:	Smithwood General Partner, LLC
		Its:	General Partner

		By:	/s/ JONATHAN BROOKS
		Name:	Jonathan Brooks
		Its:	Managing Member

Smithwood General Partner, LLC,
a California limited liability company

		By:	/s/ JONATHAN BROOKS
		Name:	Jonathan Brooks
		Its:	Managing Member

Smithwood Partners, LLC,
a California limited liability company

		By:	/s/ JONATHAN BROOKS
		Name:	Jonathan Brooks
		Its:	Managing Member